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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                              ------------------


                                 May 11, 1996
               (Date of Report; Date of Earliest Event Reported)


                         OPEN ENVIRONMENT CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


       0-25794                                               04-3168610
 (Commission File Number)                                   (IRS Employer
                                                         Identification Number)


                               25 Travis Street
                          Boston, Massachusetts 02134
              (Address of principal executive offices) (Zip Code)


                                (617) 562-0900
              Registrant's telephone number, including area code)


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Item 5. Other Events
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On May 11, 1995, Open Environment Corporation, a Delaware corporation (the
"Company"), entered into an agreement with Borland International Inc. ("Borland") pursuant to which it agreed, subject to certain conditions, including stockholder approval, to merge with and into a wholly-owned subsidiary of Borland. Pursuant to the merger agreement (the "Merger Agreement"), holders of the Company's common stock, $0.01 par value (the "Company's Common Stock"), will receive for each share of the Company's Common Stock owned as of the effective time of the merger 0.51 of a share of Borland's common stock, $0.01 par value ("Borland's Common Stock), subject to adjustment in the event that the average closing price of Borland's Common Stock over a specified period preceding the consummation of the merger is greater than $25.00 per share or less than $12.75 per share, such as to have a value of not less than $6.5025 nor more than $12.75. A copy of the Merger Agreement is attached hereto as Exhibit
2.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
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       (a) Financial statements of businesses acquired.

Not applicable.

       (b) Pro forma financial information.

Not applicable.

       (c) Exhibits.

Exhibit 2.1 Agreement and Plan of Merger dated as of May 11, 1996 by and among Borland International, Inc., Aspen Acquisition Corp. and Open Environment Corporation.


Exhibit 99.1 Press Release, dated May 13, 1996, announcing the acquisition of Open Environment Corporation by Borland International, Inc.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OPEN ENVIRONMENT CORPORATION

Date: June  , 1996                      By: /s/Philip R. Copeland
                                           ----------------------------
                                           Philip R. Copeland,
                                           Chief Executive Officer
                                           (Chief Executive Officer)


                                        By: /s/James J. Driscoll
                                           ----------------------------
                                           James J. Driscoll,
                                           Vice President of Finance
                                           (Vice President of Finance and
                                            Administration, Chief Financial
                                            Officer, Secretary and Treasurer)
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Schedules and Exhibits to Merger Agreement
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   Pursuant to Item 601(b) (2) of Regulation S-K, the schedules and exhibits referenced in the Merger Agreement have been omitted and will be furnished to the Commission promptly upon request.